EXHIBIT 99.1
------------

                   AMLI RESIDENTIAL PROPERTIES TRUST
      SUPPLEMENTAL INFORMATION TO QUARTERLY FINANCIAL STATEMENTS
                           December 31, 2001


           1.    Funds from Operations

           2.    Statements of Operations

           3.    Balance Sheets

           4.    Selected Financial Information

           5.    Debt

           6.    Debt Maturities

           7.    Same Community Comparison - Wholly-Owned
                 - three months ended December 31, 2001 and 2000
                 - year ended December 31, 2001 and 2000

           8.    Same Community Comparison - Wholly-Owned and
                 Co-Investments
                 - three months ended December 31, 2001 and 2000
                 - year ended December 31, 2001 and 2000

           9.    Property EBITDA
                 - three months ended December 31, 2001 and 2000
                 - year ended December 31, 2001 and 2000

           10.   Property Information
                 - Wholly-owned communities
                 - Co-investment communities

           11.   Development Activities

AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data
<caption>                                               THREE MONTHS ENDED              YEAR ENDED
                                                            DECEMBER 31,                DECEMBER 31,
                                                      -----------------------     -----------------------
                                                          2001         2000          2001          2000
                                                        --------     --------      -------       --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . . .     $ 26,855       26,484       107,947       106,364
  Other . . . . . . . . . . . . . . . . . . . . . .        1,709        1,507         6,895         6,525
                                                        --------     --------      --------      --------
      Total Property Revenues . . . . . . . . . . .       28,564       27,991       114,842       112,889
                                                        --------     --------      --------      --------
Property operating expenses . . . . . . . . . . . .       (9,852)      (9,885)      (42,045)      (40,566)
Property management fees. . . . . . . . . . . . . .         (865)        (702)       (3,159)       (2,822)
                                                        --------     --------      --------      --------
      Property expenses . . . . . . . . . . . . . .      (10,717)     (10,587)      (45,204)      (43,388)
      Operating expense ratio . . . . . . . . . . .        37.5%        37.8%         39.4%         38.4%
                                                        --------     --------      --------      --------
      Net operating income. . . . . . . . . . . . .       17,847       17,404        69,638        69,501
                                                        --------     --------      --------      --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1) . . . . . . . . . .           63         (352)         (648)          842
  Interest from Service Companies (2) . . . . . . .          205        1,081           946         4,595
  Other interest. . . . . . . . . . . . . . . . . .          280          413         1,432         1,403
  Share of partnerships FFO (3) . . . . . . . . . .        5,274        4,544        20,432        14,758
  Fee income - acquisitions, dispositions and
    financing . . . . . . . . . . . . . . . . . . .           10          424           556         1,544
  Fee income - developments . . . . . . . . . . . .          530          551         1,827         1,904
  Fee income - asset management . . . . . . . . . .          130          143           546           584
  Promoted interest . . . . . . . . . . . . . . . .        --           --            1,796         1,181
  Other . . . . . . . . . . . . . . . . . . . . . .        --             271           147           432
                                                        --------     --------      --------      --------
      Total other income  . . . . . . . . . . . . .        6,492        7,075        27,034        27,243
General and administrative (4). . . . . . . . . . .       (1,342)      (1,056)       (5,232)       (3,756)
Provision for loss on land held for development
  or sale . . . . . . . . . . . . . . . . . . . . .       (2,086)       --           (2,086)        --
                                                        --------     --------      --------      --------
EBITDA (after share of partnership interest expense)      20,911       23,423        89,354        92,988
                                                        --------     --------      --------      --------




AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                        THREE MONTHS ENDED              YEAR ENDED
                                                            DECEMBER 31,                DECEMBER 31,
                                                      -----------------------     -----------------------
                                                          2001         2000          2001          2000
                                                        --------     --------      -------       --------
Interest expense (5). . . . . . . . . . . . . . . .       (5,858)      (6,452)      (25,461)      (24,695)
Amortization of deferred costs. . . . . . . . . . .         (152)         (94)         (751)         (434)
                                                        --------     --------      --------      --------
    Funds from operations (FFO) . . . . . . . . . .     $ 14,901       16,877        63,142        67,859
                                                        --------     --------      --------      --------

Capital expenditures paid from FFO (6). . . . . . .       (1,031)        (988)       (5,615)       (4,688)
Other - share of Co-Investments Cap Exp . . . . . .         (235)        (263)         (945)         (751)
                                                        --------     --------      --------      --------
    Funds available for distribution (FAD). . . . .     $ 13,635       15,626        56,582        62,420
                                                        ========     ========      ========      ========
FFO per share . . . . . . . . . . . . . . . . . . .     $   0.58     $   0.68      $   2.51      $   2.75
FAD per share . . . . . . . . . . . . . . . . . . .     $   0.53     $   0.63      $   2.25      $   2.53
Dividend per share. . . . . . . . . . . . . . . . .     $   0.48     $   0.47      $   1.90      $   1.87
                                                        ========     ========      ========      ========

Dividend as a % of FFO. . . . . . . . . . . . . . .        82.7%        68.8%         75.8%         68.0%
Dividend as a % of FAD. . . . . . . . . . . . . . .        90.4%        74.3%         84.6%         74.0%
                                                        ========     ========      ========      ========

NOTES:

(1)      Reflects share of income before goodwill amortization of $415 in each of the years ended December 31,
         2001 and 2000.

(2)      Reflects the December 2000 refinancing by the Service Companies of intercompany advances with bank debt.

(3)      Reflects share of income before share of depreciation of $11,289 and $7,971 and after share of interest expense of $13,665 and $9,440 for the years ended December 31, 2001 and 2000, respectively.

(4)      Includes write-offs and provision for loss on investments totaling $858 for the year ended December 31,
         2001.

(5)      Includes $896 of Marked-to-Market of interest rate swap contracts for the year ended December 31, 2001.

(6)      Rehab costs of approximately $1,314 and $7,459 for the years ended December 31, 2001 and 2000, respectively, are not reflected in cap ex paid from FFO.


AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                        THREE MONTHS ENDED              YEAR ENDED
                                                            DECEMBER 31,                DECEMBER 31,
                                                      -----------------------     -----------------------
                                                          2001         2000          2001          2000
                                                        --------     --------      -------       --------
REVENUES:
--------
  Property revenues:
    Rental. . . . . . . . . . . . . . . . . . . . .     $ 26,855       26,484       107,947       106,364
    Other . . . . . . . . . . . . . . . . . . . . .        1,709        1,507         6,895         6,525
  Interest and share of income (loss) from
    Service Companies . . . . . . . . . . . . . . .          164          625          (117)        5,022
  Other interest. . . . . . . . . . . . . . . . . .          280          413         1,432         1,403
  Share of income from co-investment partnerships .        2,419        2,271         9,143         6,787
  Fees from co-investment partnerships and other. .          670        1,389         4,872         5,645
                                                        --------     --------      --------      --------
      Total Revenues. . . . . . . . . . . . . . . .       32,097       32,689       130,172       131,746
                                                        --------     --------      --------      --------
EXPENSES:
--------
  Personnel . . . . . . . . . . . . . . . . . . . .        2,764        2,711        11,375        11,033
  Advertising and promotion . . . . . . . . . . . .          607          612         2,757         2,371
  Utilities . . . . . . . . . . . . . . . . . . . .          694          842         3,385         3,316
  Building repairs and maintenance. . . . . . . . .        1,197        1,309         5,951         5,687
  Landscaping and grounds maintenance . . . . . . .          422          532         2,238         2,365
  Real estate taxes . . . . . . . . . . . . . . . .        3,607        3,168        14,036        13,386
  Insurance . . . . . . . . . . . . . . . . . . . .          346          237         1,226           906
  Other operating expenses. . . . . . . . . . . . .          215          474         1,077         1,502
  Property management fees. . . . . . . . . . . . .          865          702         3,159         2,822
  Interest, net of capitalized. . . . . . . . . . .        5,858        6,452        25,461        24,695
  Amortization of deferred costs. . . . . . . . . .          152           94           751           434
  Provision for loss on inventory of land . . . . .        2,086        --            2,086         --
  Depreciation of real property . . . . . . . . . .        3,649        3,555        14,337        13,891
  Depreciation of personal property . . . . . . . .        1,633        1,373         6,743         5,667
  General and administrative. . . . . . . . . . . .        1,342        1,056         5,232         3,756
                                                        --------     --------      --------      --------
      Total expenses. . . . . . . . . . . . . . . .       25,437       23,117        99,814        91,831
                                                        --------     --------      --------      --------
Non-recurring item - gain on sale of properties . .        --          12,906        23,296        50,180
                                                        --------     --------      --------      --------
Income before taxes, minority interest
  and extraordinary items . . . . . . . . . . . . .        6,660       22,478        53,654        90,095
                                                        --------     --------      --------      --------





AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                        THREE MONTHS ENDED              YEAR ENDED
                                                            DECEMBER 31,                DECEMBER 31,
                                                      -----------------------     -----------------------
                                                          2001         2000          2001          2000
                                                        --------     --------      -------       --------

Minority interest . . . . . . . . . . . . . . . . .          788        3,209         7,908        13,562
                                                        --------     --------      --------      --------
Income before extraordinary items . . . . . . . . .        5,872       19,269        45,746        76,533
Extraordinary items, net of minority interest . . .        --           --            --            --
                                                        --------     --------      --------      --------
Net income. . . . . . . . . . . . . . . . . . . . .        5,872       19,269        45,746        76,533
Net income allocable to preferred shares. . . . . .        2,056        1,633         6,955         7,057
                                                        --------     --------      --------      --------
Net income allocable to common shares . . . . . . .     $  3,816       17,636        38,791        69,476
                                                        ========     ========      ========      ========

INCOME PER COMMON SHARE:
-------------------------------
  Before extraordinary items. . . . . . . . . . . .     $   0.21     $   0.99      $   2.18      $   4.00
  Extraordinary item. . . . . . . . . . . . . . . .     $   0.00     $   0.00      $   0.00      $   0.00
  Income per common share . . . . . . . . . . . . .     $   0.21     $   0.99      $   2.18      $   4.00
                                                        ========     ========      ========      ========
Income per common share - diluted:. . . . . . . . .     $   0.21     $   0.90      $   2.12      $   3.59
                                                        ========     ========      ========      ========
FUNDS FROM OPERATIONS:
---------------------
  Income before taxes, minority interest
    and extraordinary item. . . . . . . . . . . . .     $  6,660       22,478        53,654        90,095
  Depreciation of real property . . . . . . . . . .        3,649        3,555        14,337        13,891
  Depreciation of personal property . . . . . . . .        1,633        1,373         6,743         5,667
  Non-recurring items - gain on sale of
    properties. . . . . . . . . . . . . . . . . . .        --         (12,906)      (23,296)      (50,180)
  Share of Co-investments depreciation. . . . . . .        2,855        2,273        11,289         7,971
  Share of Service Co. amortization of goodwill . .          104          104           415           415
                                                        --------     --------      --------      --------
    Funds from operations (FFO) . . . . . . . . . .     $ 14,901       16,877        63,142        67,859
                                                        ========     ========      ========      ========







AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                        THREE MONTHS ENDED              YEAR ENDED
                                                            DECEMBER 31,                DECEMBER 31,
                                                      -----------------------     -----------------------
                                                          2001         2000          2001          2000
                                                        --------     --------      -------       --------

FFO per share . . . . . . . . . . . . . . . . . . .     $   0.58     $   0.68      $   2.51      $   2.75
                                                        ========     ========      ========      ========

Capital expenditures paid from FFO. . . . . . . . .     $ (1,031)        (988)       (5,615)       (4,688)
Other - Share Co-investments cap exp. . . . . . . .         (235)        (263)         (945)         (751)
                                                        --------     --------      --------      --------
Funds available for distribution (FAD). . . . . . .     $ 13,635       15,626        56,582        62,420
                                                        ========     ========      ========      ========
FAD per share . . . . . . . . . . . . . . . . . . .     $   0.53     $   0.63      $   2.25      $   2.53
                                                        ========     ========      ========      ========
Dividends per share . . . . . . . . . . . . . . . .     $   0.48     $   0.47      $   1.90      $   1.87
                                                        ========     ========      ========      ========
Dividends as a % of FFO . . . . . . . . . . . . . .        82.7%        68.8%         75.8%         68.0%
Dividends as a % of FAD . . . . . . . . . . . . . .        90.4%        74.3%         84.6%         74.0%
                                                        ========     ========      ========      ========



























AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data

                                                      DEC. 31,              DEC. 31,
                                                       2001                   2000
                                                      --------              --------
ASSETS
------
Rental apartments
 Land . . . . . . . . . . . . . . . . .               $ 99,784                91,242
 Depreciable property . . . . . . . . .                644,627               604,081
                                                      --------              --------
                                                       744,411               695,323
 Less accumulated depreciation. . . . .               (107,139)              (94,590)
                                                      --------              --------
                                                       637,272               600,733

Rental apartments under development . .                 10,392                 --

Land held for development or sale . . .                 47,852                53,022

Investments in partnerships . . . . . .                185,683               166,569
Cash and cash equivalents . . . . . . .                  5,892                 5,106
Deferred costs, net . . . . . . . . . .                  3,836                 3,425
Notes receivable and advances to
  Service Companies . . . . . . . . . .                 17,323                 4,857
Other assets. . . . . . . . . . . . . .                 12,165                32,279
                                                      --------              --------
Total assets. . . . . . . . . . . . . .               $920,415               865,991
                                                      ========              ========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt. . . . . . . . . . . . . . . . . .               $399,309               385,981
Accrued interest payable. . . . . . . .                  1,838                 1,783
Accrued real estate taxes . . . . . . .                 12,270                10,806
Construction costs payable. . . . . . .                  4,079                 1,501
Security deposits and prepaid rents . .                  2,656                 2,507
Other liabilities . . . . . . . . . . .                  7,100                 3,937
                                                      --------              --------
Total liabilities . . . . . . . . . . .                427,252               406,515
                                                      --------              --------

Mandatorily redeemable convertible
  preferred shares. . . . . . . . . . .                 95,081                75,546
Minority interest . . . . . . . . . . .                 68,186                59,537
                                                      --------              --------




AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED


                                                      DEC. 31,              DEC. 31,
                                                        2001                  2000
                                                      --------              --------

Shareholders' equity
 Preferred shares, $.01 par value . . .                      4                     4
 Shares of beneficial interest,
   $.01 par value . . . . . . . . . . .                    178                   178
 Additional paid-in capital . . . . . .                355,728               353,827
 Employees and trustees notes . . . . .                (10,857)              (12,231)
 Other comprehensive loss . . . . . . .                 (2,881)                --
 Dividends paid in excess of earnings .                (12,276)              (17,385)
                                                      --------              --------
   Total shareholders' equity . . . . .                329,896               324,327
                                                      --------              --------
   Total liabilities and
    shareholders' equity. . . . . . . .               $920,415               865,991
                                                      ========              ========





























AMLI RESIDENTIAL PROPERTIES TRUST
SELECTED QUARTERLY FINANCIAL INFORMATION
December 31, 2001
(dollars in thousands except for share data)


                                                              QUARTER ENDING
                                   -----------------------------------------------------------------------
                                        DEC. 31,       Sep. 30,      Jun. 30,      Mar. 31,      Dec. 31,
                                          2001          2001           2001          2001          2000
                                       ---------     ---------      ---------     ---------     ---------
Debt                                  $  399,309       408,475        429,489       412,242       385,981
Debt including share of debt
 of unconsolidated affiliates         $  600,151       609,188        639,076       635,166       583,635

Total Shares and Units Outstanding (1)25,779,764    25,007,264     24,891,232    24,873,832    24,558,242
Value per Common Share
 - end of quarter                     $    25.22         23.60          24.60         22.30       24.6875

Total Equity (Market Value)
 - end of quarter                     $  650,166       590,171        612,324       554,686       606,282

Market Capitalization                 $1,049,475       998,646      1,041,813       966,928       992,263
  Including share of debt of
    unconsolidated affiliates         $1,250,317     1,199,359      1,251,400     1,189,852     1,189,917
  Including Co-investment at
    completed cost                    $2,201,099     2,133,787      2,185,828     2,066,236     2,065,511
                                      ==========    ==========     ==========    ==========    ==========

Total Revenues (2)                    $   32,097        34,298         32,449        31,328        32,689
EBITDA (3)                            $   20,911        23,826         22,823        21,794        23,423
EBITDA before share of partnership
  interest expense                    $   23,852        27,345         26,299        25,522        26,561

FFO                                   $   14,901        16,848         16,162        15,231        16,877
FAD                                   $   13,635        15,452         13,474        14,021        15,626

Dividends Paid (4)                    $   11,985        11,751         11,686        11,740        11,541

Debt Service (net of capitalized
 interest)                            $    7,024         7,838          7,105         7,166         7,177
Interest Expense                      $    5,858         6,824          6,352         6,427         6,452

G & A Expense                         $    1,342         1,221          1,151         1,518         1,056

Total Shares and Units
 Outstanding - Wtd. Avg.              25,465,180    24,960,829     24,876,109    24,813,456    24,555,937
                                      ==========    ==========     ==========    ==========    ==========




AMLI RESIDENTIAL PROPERTIES TRUST
SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED
December 31, 2000

                                                              QUARTER ENDING
                                   -----------------------------------------------------------------------
                                        DEC. 31,       Sep. 30,      Jun. 30,      Mar. 31,      Dec. 31,
                                          2001          2001           2001          2001          2000
                                       ---------     ---------      ---------     ---------     ---------

Interest Coverage Ratio                     3.57          3.49           3.59          3.39          3.63

Debt as % of Market Capitalization        38.05%        40.90%         41.23%        42.63%        38.90%
  Including share of debt of
    unconsolidated affiliates             48.00%        50.79%         51.07%        53.38%        49.05%

EBITDA as % of Total Market
 Capitalization                            7.97%         9.54%          8.76%         9,02%         9.44%
FFO as % of Total Market Equity            9.17%        11.42%         10.56%        10.98%        11.13%

G&A as % of Total Market
 Capitalization                            0.51%         0.49%          0.44%         0.63%         0.43%
G&A as % of Total Revenues                 4.18%         3.56%          3.55%         4.85%         3.23%

Dividends as % of FFO (5)                  82.7%         71.7%          72.8%         76.9%         68.8%
Dividends as % of FAD (5)                  90.4%         78.2%          87.3%         83.5%         74.3%
                                      ==========    ==========     ==========    ==========    ==========
Apartment Units - In Operation
  Wholly Owned                            12,247        12,247         12,079        12,519        12,191
  Co-investments                          15,011        14,579         15,067        15,067        13,956
                                      ----------    ----------     ----------    ----------    ----------
                                          27,258        26,826         27,146        27,586        26,147
                                      ----------    ----------     ----------    ----------    ----------
Apartments Units -
 Under Development or In Lease Up
  Wholly Owned                               322           322          --            --            --
  Co-investments                           2,615         2,737          2,217         2,217         2,845
                                      ----------    ----------     ----------    ----------    ----------
                                           2,937         3,059          2,217         2,217         2,845
                                      ----------    ----------     ----------    ----------    ----------
    Total Units                           30,195        29,885         29,363        29,803        28,992
                                      ==========    ==========     ==========    ==========    ==========

   (1)  At December 31, 2001, the total includes 4,275,000 preferred shares convertible to 4,195,721 common shares.
   (2)  Excluding gains on sales of completed rental properties.
   (3)  Includes other income, net of G&A expenses and net of share of co-investment interest expense.
   (4)  Paid in the following quarter for each quarter's FAD.  Amount shown includes distribution to
        OP unitholders (Minority Interest).
   (5)  Based on per share amounts.

AMLI RESIDENTIAL PROPERTIES TRUST
PORTFOLIO INDEBTEDNESS SUMMARY
December 31, 2001
(Dollars in thousands)

                                                                                   Weighted
                                                                                     Avg.
                                                    Percent                        Interest       Years to
Type of Indebtedness               Balance          of Total        Interest         Rate         Maturity
--------------------              --------          --------        --------       --------       --------
Conventional Fixed Rate           $302,059             75.6%           Fixed          7.14%           7.2
Tax-exempt Variable Rate (1)        50,250             12.6%        Variable          3.91%           0.8
Credit Facilities (2)               47,000             11.8%        Variable          7.19%           1.9
                                  --------           ------                          -----            ---
Total                             $399,309            100.0%                          6.74%           5.8
                                  ========           ======                          =====            ===

                                  Balance
                                 including                                         Weighted
                                  share of                                           Avg.
                                co-investment       Percent                        Interest       Years to
Type of Indebtedness               debt (3)         of Total        Interest         Rate         Maturity
--------------------            -------------       --------        --------       --------       --------

Conventional Fixed Rate           $488,901            83.4%            Fixed         7.26%            7.1
Tax-exempt Variable Rate (1)        50,250             8.6%         Variable (4)     3.91%            0.8
Credit Facilities (2)               47,000             8.0%         Variable (4)     7.19%            1.9
                                  --------           ------                         ------            ---
Total                             $586,151           100.0%                          6.97%            6.1
                                  ========           ======                         ======            ===

   (1)   Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.

   (2)   $75,000 has been swapped to a fixed rate ($20,000 maturing in November 2002, $30,000 maturing in
         February 2003, and $25,000 maturing in September 2004).  $20,000 has been marked-to-market at
         September 30, 2001.  Effective interest rate includes swap costs.  Outstanding balance excludes
         $14,000 borrowed by unconsolidated service company subsidiaries which reduces availability under the line of credit.  The Company reduced its unsecured Line of Credit commitment by $50,000 to
         $200,000 in June 2001 when it closed on its $140,000 fixed rate mortgage financing for seven of its stabilized properties.

   (3)   Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.

   (4)   Weighted average interest rate reflects rate in effect on the last day of the quarter.


AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
December 31, 2001
Unaudited - Dollars in thousands

                                                                                 There-             % to
                               2002      2003      2004      2005      2006      after    Total     Total
                             --------  --------  --------  --------  --------  --------  -------- --------
Fixed Rate Mortgages         $  4,862    61,814    10,745    34,812    38,123   151,703   302,059    75.6%
Tax Exempt Bonds*              50,250                                                      50,250    12.6%
Wachovia/First Chicago
 Line of Credit**                        47,000                                            47,000    11.8%
                             --------  --------  --------  --------  --------  --------  -------- --------
Total Debt                   $ 55,112   108,814    10,745    34,812    38,123   151,703   399,309   100.0%
                             ========  ========  ========  ========  ========  ========  ======== ========
  Percent to Total              13.8%     27.3%      2.7%      8.7%      9.5%     38.0%    100.0%    68.1%
                             ========  ========  ========  ========  ========  ========  ======== ========

SHARE OF CO-INVESTMENT DEBT
---------------------------
Total Share of Co-Invest-
 ments Debt                  $ 10,361    17,095     9,844     2,045    33,516   113,981   186,842   100.0%
                             ========  ========  ========  ========  ========  ========  ======== ========
  Percent to Total               5.5%      9.2%      5.3%      1.1%     17.9%     61.0%    100.0%    31.9%
                             ========  ========  ========  ========  ========  ========  ======== ========

Total Including Share of
 Co-Investments Debt         $ 65,473   125,909    20,589    36,857    71,639   265,684   586,151   100.0%
                             ========  ========  ========  ========  ========  ========  ======== ========
  Percent to Total              11.2%     21.5%      3.5%      6.3%     12.2%     45.3%    100.0%   100.0%
                             ========  ========  ========  ========  ========  ========  ======== ========



     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.

     *  The Poplar Creek Bonds mature in February 2024, but the credit enhancement expires December 18, 2002.

    **  The Unsecured Line of Credit has a current maturity of Nov. 2003, with an additional year extension option.  The Company reduced its Line of Credit commitment by $50,000 to $200,000 when it closed on its $140,000 mortgage financing for seven of its stabilized properties.  At December 31, 2000, the
        Company's unconsolidated service company subsidiaries had borrowed $14,000 from the Company's bank group.  These borrowings have been guaranteed by the Company and thus serve to reduce the Company's total availability under its $200,000 unsecured debt.




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
THREE MONTHS ENDED DECEMBER 31, 2001 VERSUS THREE MONTHS ENDED DECEMBER 31, 2000

(Excludes all properties acquired or stabilized after 1/1/00)

                                         10/1/01-12/31/01                           10/1/00-12/31/00
                       No. of  ---------------------------------     %    --------------------------------
                        Apts.    Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                      --------   --------  --------   ----------  ------   ----------   -------- ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                 3,634      91.3%                          -2.7%        93.9%
  Atlanta                2,621      89.6%                          -3.0%        92.3%
  Austin                   698      90.8%                          -3.5%        94.1%
  Indianapolis           1,536      90.6%                           1.0%        89.6%
  Kansas                 1,154      91.6%                           7.3%        85.3%
  Chicago                  196      92.3%                          -5.6%        97.8%
                        ------      -----                          -----        -----
     Weighted Average               90.8%                          -1.2%        91.9%
                                    =====                          =====        =====
     Total               9,839
                        ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                     $  760                 4.0%                  $  731
  Atlanta                                       846                 2.0%                     830
  Austin                                        846                -1.6%                     859
  Indianapolis                                  707                 2.2%                     692
  Kansas                                        835                -0.6%                     840
  Chicago                                     1,084                 1.6%                   1,066
                                             ------                 ----                  ------
     Weighted Average                        $  796                 2.1%                  $  780
                                             ======                 ====                  ======

TOTAL PROPERTY REVENUES                           Per Month                                   Per Month
-----------------------                          ----------                                  ----------
Dallas                        $ 7,964,784    $  731        $0.84    1.8%  $ 7,826,612     $  718     $0.82
Atlanta                         6,340,558       806         0.85   -0.7%    6,387,308        812      0.85
Austin                          1,690,744       807         0.99   -5.7%    1,793,595        857      1.05
Indianapolis                    3,129,228       679         0.76    3.1%    3,035,714        659      0.73
Kansas                          2,803,846       810         0.80    7.1%    2,617,032        756      0.74
Chicago                           611,673     1,040         1.15   -2.3%      625,769      1,064      1.17
                              -----------    ------        -----   -----  -----------     ------     -----
    Total                     $22,540,834    $  764        $0.84    1.1%  $22,286,028     $  755     $0.83
                              ===========    ======        =====   =====  ===========     ======     =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes all properties acquired or stabilized after 1/1/00)

                                        10/1/01-12/31/01                          10/1/00-12/31/00
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                      $ 3,172,643     3,492        $4.01   -0.9%  $ 3,202,597    $ 3,525     $4.05
  Atlanta                       2,079,193     3,173         3.33  -11.5%    2,348,611      3,584      3.76
  Austin                          654,896     3,753         4.60    3.7%      631,650      3,620      4.43
  Indianapolis                  1,151,225     2,998         3.33   11.5%    1,032,367      2,688      2.99
  Kansas                        1,015,074     3,518         3.46    5.0%      966,620      3,351      3.30
  Chicago                         238,818     4,874         5.38  -11.5%      269,823      5,507      6.08
                              -----------    ------        -----   -----  -----------    -------     -----
    Total                     $ 8,311,849    $3,379        $3.71   -1.7%  $ 8,451,668    $ 3,436     $3.77
                              ===========    ======        =====   =====  ===========    =======     =====
Operating Efficiency                36.9%                                       37.9%
                              ===========                                 ===========

NOI          2001 % 2000 %                        PER MONTH                                   PER MONTH
---          ------ ------                        ---------                                  ----------
 Dallas       60.2%  59.1%    $ 4,792,141    $  440        $0.50    3.6%  $ 4,624,015     $  424     $0.49
 Atlanta      67.2%  63.2%      4,261,365       542         0.57    5.5%    4,038,697        514      0.54
 Austin       61.3%  64.8%      1,035,848       495         0.61  -10.9%    1,161,944        555      0.68
 Indianapolis 63.2%  66.0%      1,978,003       429         0.48   -1.3%    2,003,347        435      0.48
 Kansas       63.8%  63.1%      1,788,773       517         0.51    8.4%    1,650,412        477      0.47
 Chicago      61.0%  56.9%        372,855       634         0.70    4.8%      355,945        605      0.67
             ------  -----    -----------    ------        -----   -----  -----------     ------     -----
    Total     63.1%  62.1%    $14,228,985    $  482        $0.53    2.9%  $13,834,360     $  469     $0.51
             ======  =====    ===========    ======        =====   =====  ===========     ======     =====
Operating Margin                    63.1%                                       62.1%
                              ===========                                 ===========

CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            ------------                              ------------
  Dallas                      $   207,583    $  228        $0.26  -25.6%   $  279,093     $  307     $0.35
  Atlanta                         355,235       542         0.57   43.7%      247,273        377      0.40
  Austin                           47,565       273         0.33   71.5%       27,730        159      0.19
  Indianapolis                     63,208       165         0.18  -34.8%       96,911        252      0.28
  Kansas                           60,891       211         0.21   55.4%       39,187        136      0.13
  Chicago                          64,467     1,316         1.45   49.6%       43,094        879      0.97
                              -----------    ------        -----  ------    ---------     ------     -----
    Total                     $   798,949    $  325        $0.36    9.0%    $ 733,289     $  298     $0.33
                              ===========    ======        =====  ======    =========     ======     =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes all properties acquired or stabilized after 1/1/00)

                                        10/1/01-12/31/01                          10/1/00-12/31/00
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------

REPAIRS AND MAINTENANCE                        (ANNUALIZED)                                (ANNUALIZED)
-----------------------                        ------------                                ------------
  Dallas                      $   290,476    $  320        $0.37  -14.7%   $  340,503     $  375     $0.43
  Atlanta                         315,165       481         0.51  -18.0%      384,334        587      0.62
  Austin                           45,116       259         0.32  -34.3%       68,629        393      0.48
  Indianapolis                    177,887       463         0.52    7.8%      164,965        430      0.48
  Kansas                          148,538       515         0.51   54.5%       96,165        333      0.33
  Chicago                          25,986       530         0.59  -20.3%       32,592        665      0.73
                              -----------    ------        -----  ------   ----------     ------     -----
    Total                     $ 1,003,169    $  408        $0.45   -7.7%   $1,087,188     $  442     $0.49
                              ===========    ======        =====  ======   ==========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                               (ANNUALIZED)
-----------------                               ------------                               ------------
  Dallas                      $ 1,262,834    $1,390        $1.60    9.6%   $1,151,907     $1,268     $1.46
  Atlanta                         414,143       632         0.66  -24.1%      545,996        833      0.88
  Austin                          290,356     1,664         2.04   21.4%      239,106      1,370      1.68
  Indianapolis                    319,556       832         0.93  111.7%      150,918        393      0.44
  Kansas                          357,516     1,239         1.22   20.2%      297,440      1,031      1.01
  Chicago                         119,489     2,439         2.69  -10.1%      132,875      2,712      2.99
                              -----------    ------        -----  ------   ----------     ------     -----
    Total                     $ 2,763,895    $1,124        $1.23    9.8%   $2,518,242     $1,024     $1.12
                              ===========    ======        =====  ======   ==========     ======     =====



AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
YEAR ENDED DECEMBER 31, 2001 VERSUS YEAR ENDED DECEMBER 31, 2000

(Excludes all properties acquired, sold or stabilized after 1/1/00)

                                          1/1/01-12/31/01                            1/1/00-12/31/00
                       No. of  ---------------------------------     %    --------------------------------
                        Apts.    Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                      --------   --------  --------   ----------  ------   ----------   -------- ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                 3,634      93.1%                          -0.5%        93.6%
  Atlanta                2,621      92.1%                          -0.4%        92.5%
  Austin                   698      91.3%                          -3.9%        94.9%
  Indianapolis           1,536      89.1%                           2.5%        86.9%
  Kansas                 1,154      90.2%                           2.5%        88.0%
  Chicago                  196      94.9%                          -1.7%        96.6%
                        ------      -----                          -----        -----
     Weighted Average               91.8%                           0.0%        91.8%
                                    =====                          =====        =====
     Total               9,839
                        ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                     $  751                 3.5%                  $  725
  Atlanta                                       845                 3.8%                     814
  Austin                                        855                 3.0%                     830
  Indianapolis                                  703                 3.1%                     682
  Kansas                                        829                -1.0%                     837
  Chicago                                     1,087                 5.1%                   1,035
                                             ------                 ----                  ------
     Weighted Average                        $  792                 3.0%                  $  769
                                             ======                 ====                  ======

TOTAL PROPERTY REVENUES                           Per Month                                   Per Month
-----------------------                          ----------                                  ----------
Dallas                        $32,176,024    $  738        $0.85    2.9%  $31,270,632     $  717     $0.82
Atlanta                        26,035,879       828         0.87    3.8%   25,082,757        797      0.84
Austin                          6,969,397       832         1.02   -1.6%    7,084,094        846      1.04
Indianapolis                   12,437,130       675         0.75    5.4%   11,799,362        640      0.71
Kansas                         11,131,938       804         0.79    2.0%   10,916,775        788      0.78
Chicago                         2,543,104     1,081         1.19    4.0%    2,444,854      1,039      1.15
                              -----------    ------        -----   -----  -----------     ------     -----
    Total                     $91,293,471    $  773        $0.85    3.0%  $88,598,475     $  750     $0.82
                              ===========    ======        =====   =====  ===========     ======     =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes all properties acquired, sold or stabilized after 1/1/00)

                                         1/1/01-12/31/01                           1/1/00-12/31/00
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                      $13,149,841    $3,619        $4.15    1.2%  $12,994,985    $ 3,576     $4.10
  Atlanta                       9,456,457     3,608         3.79    6.5%    8,876,883      3,387      3.56
  Austin                        3,107,461     4,452         5.45   18.8%    2,615,061      3,747      4.59
  Indianapolis                  4,744,883     3,089         3.43    5.2%    4,511,509      2,937      3.27
  Kansas                        3,868,853     3,353         3.30    2.7%    3,768,076      3,265      3.21
  Chicago                       1,097,815     5,601         6.18    2.1%    1,075,532      5,487      6.05
                              -----------    ------        -----   -----  -----------    -------     -----
    Total                     $35,425,310    $3,600        $3.95    4.7%  $33,842,045    $ 3,440     $3.78
                              ===========    ======        =====   =====  ===========    =======     =====
Operating Efficiency                38.8%                                       38.2%
                              ===========                                 ===========

NOI          2001 % 2000 %                        PER MONTH                                   PER MONTH
---          ------ ------                        ---------                                  ----------
 Dallas       59.1%  58.4%    $19,026,183    $  436        $0.50    4.1%  $18,275,647     $  419     $0.48
 Atlanta      63.7%  64.6%     16,579,422       527         0.55    2.3%   16,205,874        515      0.54
 Austin       55.4%  63.1%      3,861,936       461         0.56  -13.6%    4,469,033        534      0.65
 Indianapolis 61.8%  61.8%      7,692,248       417         0.46    5.5%    7,287,854        395      0.44
 Kansas       65.2%  65.5%      7,263,084       524         0.52    1.6%    7,148,699        516      0.51
 Chicago      56.8%  56.0%      1,445,289       614         0.68    5.5%    1,369,322        582      0.64
             ------  -----    -----------    ------        -----   -----  -----------     ------     -----
    Total     61.2%  61.8%    $55,868,161    $  473        $0.52    2.0%  $54,756,430     $  464     $0.51
             ======  =====    ===========    ======        =====   =====  ===========     ======     =====
Operating Margin                    61.2%                                       61.8%
                              ===========                                 ===========

CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            ------------                              ------------
  Dallas                      $ 1,624,661    $  447        $0.51   -0.3%  $ 1,629,539     $  448     $0.51
  Atlanta                       2,155,895       823         0.86  142.3%      889,876        340      0.36
  Austin                          258,256       370         0.45   27.2%      203,037        291      0.36
  Indianapolis                    441,981       288         0.32   41.8%      311,624        203      0.23
  Kansas                          278,680       241         0.24   48.2%      188,104        163      0.16
  Chicago                         148,358       757         0.84  -27.0%      203,303      1,037      1.14
                              -----------    ------        -----  ------  -----------     ------     -----
    Total                     $ 4,907,831    $  499        $0.55   43.3%  $ 3,425,483     $  348     $0.38
                              ===========    ======        =====  ======  ===========     ======     =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

(Excludes all properties acquired, sold or stabilized after 1/1/01)

                                         1/1/01-12/31/01                           1/1/00-12/31/00
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------

REPAIRS AND MAINTENANCE                        (ANNUALIZED)                                (ANNUALIZED)
-----------------------                        ------------                                ------------
  Dallas                      $ 1,503,851    $  414        $0.47  -10.5%  $ 1,681,193     $  463     $0.53
  Atlanta                       1,797,955       686         0.72   20.3%    1,495,126        570      0.60
  Austin                          454,617       651         0.80   94.9%      233,273        334      0.41
  Indianapolis                    731,715       476         0.53    0.8%      725,628        472      0.53
  Kansas                          430,610       373         0.37   21.0%      355,904        308      0.30
  Chicago                         116,157       593         0.65  -15.1%      136,871        698      0.77
                              -----------    ------        -----  ------  -----------     ------     -----
    Total                     $ 5,034,905    $  512        $0.56    8.8%  $ 4,627,996     $  470     $0.52
                              ===========    ======        =====  ======  ===========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                               (ANNUALIZED)
-----------------                               ------------                               ------------
  Dallas                      $ 4,763,996    $1,311        $1.50    1.9%  $ 4,676,355     $1,287     $1.48
  Atlanta                       1,890,228       721         0.76   -2.2%    1,932,860        737      0.77
  Austin                        1,158,221     1,659         2.03    9.2%    1,060,412      1,519      1.86
  Indianapolis                  1,212,219       789         0.88   17.8%    1,028,612        670      0.74
  Kansas                        1,146,624       994         0.98    5.8%    1,083,622        939      0.92
  Chicago                         556,614     2,840         3.13   10.6%      503,065      2,567      2.83
                              -----------    ------        -----  ------  -----------     ------     -----
    Total                     $10,727,902    $1,090        $1.20    4.3%  $10,284,926     $1,045     $1.15
                              ===========    ======        =====  ======  ===========     ======     =====


AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
THREE MONTHS ENDED DECEMBER 31, 2001 VERSUS THREE MONTHS ENDED DECEMBER 31, 2000

(Excludes all properties acquired or stabilized after 1/1/00)

                                       10/1/01-12/31/01                          10/1/00-12/31/00
                        No. of ---------------------------------      %   --------------------------------
                         Apts.   Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                        ------   --------  --------   ----------   ------   ----------  -------- ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                 5,994      91.8%                           -1.8%        93.5%
  Atlanta                4,659      90.1%                           -3.7%        93.6%
  Austin                 1,274      90.9%                           -1.4%        92.1%
  Houston                  754      93.0%                            2.8%        90.5%
  Indianapolis           1,536      90.6%                            1.0%        89.6%
  Kansas                 1,522      90.6%                            7.1%        84.6%
  Chicago                1,896      88.4%                           -7.8%        95.9%
                        ------      -----                           -----       ------
    Weighted Average                90.8%                           -1.8%        92.5%
                                    =====                           =====       ======
    Total               17,635
                        ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                     $  776                  3.9%                 $  747
  Atlanta                                       883                  1.7%                    868
  Austin                                        852                 -3.5%                    882
  Houston                                       747                  3.0%                    726
  Indianapolis                                  707                  2.2%                    692
  Kansas                                        815                 -0.8%                    822
  Chicago                                     1,087                  2.9%                  1,057
                                             ------                 -----                 ------
    Weighted Average                         $  839                  2.0%                 $  823
                                             ======                 =====                 ======
TOTAL PROPERTY REVENUES                            PER MONTH                                 PER MONTH
-----------------------                            ----------                                ---------
  Dallas                      $13,414,409    $  746        $0.85     2.2%  $13,122,626    $  730     $0.83
  Atlanta                      11,723,784       839         0.84    -2.5%   12,026,035       860      0.86
  Austin                        3,102,971       812         0.92    -4.9%    3,264,055       854      0.97
  Houston                       1,670,054       738         0.80     7.6%    1,552,520       686      0.74
  Indianapolis                  3,129,228       679         0.76     3.1%    3,035,714       659      0.73
  Kansas                        3,593,204       787         0.79     6.9%    3,360,527       736      0.74
  Chicago                       5,879,248     1,034         1.18    -4.7%    6,167,662     1,084      1.24
                              -----------    ------        -----    -----  -----------    ------     -----
    Total                     $42,512,899    $  804        $0.87     0.0%  $42,529,139    $  804     $0.87
                              ===========    ======        =====    =====  ===========    ======     =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Excludes all properties acquired or stabilized after 1/1/00)

                                        10/1/01-12/31/01                           10/1/00-12/31/00
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                      $ 5,366,787    $3,581        $4.10    -3.1%  $ 5,538,069    $3,696     $4.23
  Atlanta                       3,354,554     2,880         2.88   -21.6%    4,278,729     3,674      3.68
  Austin                        1,292,812     4,059         4.60     3.3%    1,251,444     3,929      4.45
  Houston                         804,859     4,270         4.62    13.0%      712,149     3,778      4.09
  Indianapolis                  1,151,225     2,998         3.33    11.5%    1,032,367     2,688      2.99
  Kansas                        1,263,679     3,321         3.33     0.3%    1,260,459     3,313      3.32
  Chicago                       2,122,360     4,478         5.11     2.8%    2,063,695     4,354      4.97
                              -----------    ------        -----    -----  -----------    ------     -----
    Total                     $15,356,276    $3,483        $3.77    -4.8%  $16,136,912    $3,660     $3.96
                              ===========    ======        =====    =====  ===========    ======     =====
Operating Efficiency                36.1%                                        37.9%
                              ===========                                  ===========

NOI          2001 % 2000 %                        PER MONTH                                   PER MONTH
---          ------ ------                        ---------                                  ----------
 Dallas       60.0%  57.8%    $ 8,047,623    $  448        $0.51    6.1%    $ 7.584,557   $  422     $0.48
 Atlanta      71.4%  64.4%      8,369,230       599         0.60    8.0%      7,747,307      554      0.55
 Austin       58.3%  61.7%      1,810,159       474         0.54  -10.1%      2,012,611      527      0.60
 Houston      51.8%  54.1%        865,195       382         0.41    3.0%        840,370      372      0.40
 Indianapolis 63.2%  66.0%      1,978,003       429         0.48   -1.3%      2,003,347      435      0.48
 Kansas       64.8%  62.5%      2,329,524       510         0.51   10.9%      2,100,068      460      0.46
 Chicago      63.9%  66.5%      3,756,888       660         0.75   -8.5%      4,103,967      722      0.82
              -----  -----    -----------    ------        -----   -----    -----------   ------     -----
    Total     63.9%  62.1%    $27,156,622    $  513        $0.56    2.9%    $26,392,227   $  499     $0.54
              =====  =====    ===========    ======        =====   =====    ===========   ======     =====
Operating Margin                    63.9%                                         62.1%
                              ===========                                   ===========

CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            ------------                              ------------
  Dallas                      $   288,549    $  193       $0.22   -30.1%   $  412,986     $  276     $0.32
  Atlanta                         444,328       381        0.38    34.2%      331,105        284      0.28
  Austin                           46,304       145        0.16    67.0%       27,730         87      0.10
  Houston                          25,640       136        0.15   -66.2%       75,880        403      0.44
  Indianapolis                     63,208       165        0.18   -34.8%       96,911        252      0.28
  Kansas                           75,641       199        0.20    34.6%       56,209        148      0.15
  Chicago                         469,891       991        1.13   106.7%      227,333        480      0.55
                              -----------    ------       -----   ------   ----------     ------     -----
    Total                     $ 1,413,562    $  321       $0.35    15.1%   $1,228,154     $  279     $0.30
                              ===========    ======       =====   ======   ==========     ======     =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Excludes all properties acquired or stabilized after 1/1/00)

                                        10/1/01-12/31/01                          10/1/00-12/31/00
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change    Amount/%    Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------

REPAIRS AND MAINTENANCE                         (ANNUALIZED)                              (ANNUALIZED)
-----------------------                         ------------                              ------------
  Dallas                      $   462,615    $  309        $0.35  -17.2%   $  558,478     $  373     $0.43
  Atlanta                         514,121       441         0.44  -16.6%      616,104        529      0.53
  Austin                          114,041       358         0.41    0.4%      113,530        356      0.40
  Houston                          90,075       478         0.52  134.1%       38,480        204      0.22
  Indianapolis                    177,887       463         0.52    7.8%      164,965        430      0.48
  Kansas                          175,435       461         0.46   53.1%      114,569        301      0.30
  Chicago                         304,083       642         0.73    9.6%      277,558        586      0.67
                              -----------    ------        -----   -----   ----------     ------     -----
    Total                     $ 1,838,257    $  417        $0.45   -2.4%   $1,883,684     $  427     $0.46
                              ===========    ======        =====   =====   ==========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                              (ANNUALIZED)
-----------------                               ------------                              ------------
  Dallas                      $ 2,062,132    $1,376        $1.57    4.9%   $1,966,411     $1,312     $1.50
  Atlanta                         451,443       388         0.39  -56.7%    1,043,504        896      0.90
  Austin                          588,217     1,847         2.09   11.8%      525,975      1,651      1.87
  Houston                         338,922     1,798         1.94   35.0%      251,088      1,332      1.44
  Indianapolis                    319,556       832         0.93  111.7%      150,918        393      0.44
  Kansas                          417,335     1,097         1.10    8.0%      386,553      1,016      1.02
  Chicago                         928,909     1,960         2.24   19.7%      775,912      1,637      1.87
                              -----------    ------        -----   -----   ----------     ------     -----
    Total                     $ 5,106,514    $1,158        $1.25    0.1%   $5,100,362     $1,157     $1.25
                              ===========    ======        =====   =====   ==========     ======     =====


AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
YEAR ENDED DECEMBER 31, 2001 VERSUS YEAR ENDED DECEMBER 31, 2000

(Excludes all properties acquired, sold or stabilized after 1/1/00)

                                        1/1/01-12/31/01                           1/1/00-12/31/00
                        No. of ---------------------------------      %   --------------------------------
                         Apts.   Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                        ------   --------  --------   ----------   ------   ----------  -------- ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                 5,994      93.0%                           -0.7%        93.7%
  Atlanta                4,659      93.0%                           -0.5%        93.5%
  Austin                 1,274      89.2%                           -5.3%        94.2%
  Houston                  754      91.1%                           -1.6%        92.6%
  Indianapolis           1,536      89.1%                            2.5%        86.9%
  Kansas                 1,522      89.8%                            2.7%        87.4%
  Chicago                1,896      93.5%                           -2.1%        95.5%
                        ------      -----                           -----       ------
    Weighted Average                92.1%                           -0.6%        92.7%
                                    =====                           =====       ======
    Total               17,635
                        ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                     $  765                  3.2%                 $  741
  Atlanta                                       881                  3.5%                    852
  Austin                                        868                  2.0%                    851
  Houston                                       732                  1.1%                    724
  Indianapolis                                  703                  3.1%                    682
  Kansas                                        814                 -0.9%                    821
  Chicago                                     1,079                  5.0%                  1,027
                                             ------                 -----                 ------
    Weighted Average                         $  834                  3.0%                 $  810
                                             ======                 =====                 ======
TOTAL PROPERTY REVENUES                            PER MONTH                                 PER MONTH
-----------------------                            ----------                                ---------
  Dallas                     $ 53,955,757    $  750        $0.86     2.4%  $52,675,000    $  732     $0.84
  Atlanta                      48,418,365       866         0.87     2.2%   47,387,733       848      0.85
  Austin                       12,460,249       815         0.92    -4.5%   13,047,223       853      0.97
  Houston                       6,370,406       704         0.76     0.5%    6,337,330       700      0.76
  Indianapolis                 12,437,130       675         0.75     5.4%   11,799,362       640      0.71
  Kansas                       14,352,518       786         0.79     2.1%   14,056,413       770      0.77
  Chicago                      24,653,940     1,084         1.24     2.3%   24,098,261     1,059      1.21
                             ------------    ------        -----    ----- ------------    ------     -----
    Total                    $172,648,365    $  816        $0.88     1.9% $169,401,321    $  800     $0.87
                             ============    ======        =====    ===== ============    ======     =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Excludes all properties acquired, sold or stabilized after 1/1/00)

                                         1/1/01-12/31/01                            1/1/00-12/31/00
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                     $ 22,712,235    $3,789        $4.34     1.3% $ 22,411,862    $3,739     $4.28
  Atlanta                      16,306,171     3,500         3.50     1.6%   16,042,153     3,443      3.45
  Austin                        5,797,825     4,551         5.16    15.0%    5,040,391     3,956      4.48
  Houston                       3,206,587     4,253         4.60    13.6%    2,821,570     3,742      4.05
  Indianapolis                  4,744,883     3,089         3.43     5.2%    4,511,509     2,937      3.27
  Kansas                        5,036,909     3,309         3.31     0.9%    4,991,063     3,279      3.28
  Chicago                       8,672,223     4,574         5.22     4.8%    8,277,949     4,366      4.98
                             ------------    ------        -----    ----- ------------    ------     -----
    Total                    $ 66,476,832    $3,770        $4.08     3.7% $ 64,096,496    $3,635     $3.94
                             ============    ======        =====    ===== ============    ======     =====
Operating Efficiency                38.5%                                        37.8%
                             ============                                 ============

NOI          2001 % 2000 %                        PER MONTH                                   PER MONTH
---          ------ ------                        ---------                                  ----------
 Dallas       57.9%  57.5%   $ 31,243,522    $  434        $0.50    3.2%   $ 30,263,139   $  421     $0.48
 Atlanta      66.3%  66.1%     32,112,195       574         0.57    2.4%     31,345,580      561      0.56
 Austin       53.5%  61.4%      6,662,424       436         0.49  -16.8%      8,006,832      524      0.59
 Houston      49.7%  55.5%      3,163,818       350         0.38  -10.0%      3,515,760      389      0.42
 Indianapolis 61.8%  61.8%      7,692,248       417         0.46    5.5%      7,287,854      395      0.44
 Kansas       64.9%  64.5%      9,315,610       510         0.51    2.8%      9,065,350      496      0.50
 Chicago      64.8%  65.6%     15,981,717       702         0.80    1.0%     15,820,312      695      0.79
              -----  -----   ------------    ------        -----   -----   ------------   ------     -----
    Total     61.5%  62.2%   $106,171,533    $  502        $0.54    0.8%   $105,304,825   $  498     $0.54
              =====  =====   ============    ======        =====   =====   ============   ======     =====
Operating Margin                    61.5%                                         62.2%
                             ============                                  ============

CAPITAL EXPENDITURES                             (ANNUALIZED)                             (ANNUALIZED)
--------------------                             ------------                             ------------
  Dallas                     $  2,203,331    $  368        $0.42    0.2%   $  2,199,762   $  367     $0.42
  Atlanta                       2,577,485       553         0.55  116.7%      1,189,364      255      0.26
  Austin                          268,077       210         0.24   32.0%        203,037      159      0.18
  Houston                         288,685       383         0.41   69.8%        170,040      226      0.24
  Indianapolis                    441,981       288         0.32   41.8%        311,624      203      0.23
  Kansas                          361,868       238         0.24   -4.2%        377,711      248      0.25
  Chicago                       1,066,546       563         0.64   37.7%        774,357      408      0.47
                              -----------    ------        -----  ------   ------------   ------     -----
    Total                     $ 7,207,974    $  409        $0.44   37.9%   $  5,225,895   $  296     $0.32
                              ===========    ======        =====  ======   ============   ======     =====




AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) - CONT.

(Excludes all properties acquired, sold or stabilized after 1/1/00)

                                          1/1/01-12/31/01                          1/1/00-12/31/00
                                ---------------------------------    %    --------------------------------
                                 Amount/%  Per Unit     Per Sq Ft Change      Amount/%  Per Unit Per Sq Ft
                                 --------  --------    ---------- ------     ---------- -------- ---------

REPAIRS AND MAINTENANCE                          (ANNUALIZED)                             (ANNUALIZED)
-----------------------                          ------------                             ------------
  Dallas                     $  2,445,794    $  408         $0.47  -6.2%    $ 2,606,849   $  435     $0.50
  Atlanta                       2,656,194       570          0.57  14.3%      2,323,844      499      0.50
  Austin                          723,128       568          0.64  77.4%        407,610      320      0.36
  Houston                         342,776       455          0.49  80.0%        190,473      253      0.27
  Indianapolis                    731,715       476          0.53   0.8%        725,628      472      0.53
  Kansas                          538,358       354          0.35  18.0%        456,105      300      0.30
  Chicago                       1,175,509       620          0.71   2.5%      1,146,739      605      0.69
                             ------------    ------         -----  -----    -----------   ------     -----
    Total                    $  8,613,476    $  488         $0.53   9.6%    $ 7,857,248   $  446     $0.48
                             ============    ======         =====  =====    ===========   ======     =====

REAL ESTATE TAXES                                (ANNUALIZED)                             (ANNUALIZED)
-----------------                                ------------                             ------------
  Dallas                     $  8,102,800    $1,352         $1.55   0.6%    $ 8,050,819   $1,343     $1.54
  Atlanta                       3,488,500       749          0.75  -6.9%      3,747,403      804      0.80
  Austin                        2,320,235     1,821          2.06   8.7%      2,134,782    1,676      1.90
  Houston                       1,172,678     1,555          1.68   7.4%      1,091,569    1,448      1.57
  Indianapolis                  1,212,219       789          0.88  17.8%      1,028,612      670      0.74
  Kansas                        1,479,851       972          0.97   3.8%      1,425,095      936      0.94
  Chicago                       3,519,010     1,856          2.12  13.8%      3,092,077    1,631      1.86
                             ------------    ------         -----  -----    -----------   ------     -----
    Total                    $ 21,295,293    $1,208         $1.31   3.5%    $20,570,356   $1,166     $1.26
                             ============    ======         =====  =====    ===========   ======     =====


AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA


                           WHOLLY-OWNED            CO-INVESTMENTS AT 100%           COMBINED AT 100%
                  ----------------------------- ----------------------------- -----------------------------
                        Three Months Ended           Three Months Ended            Three Months Ended
                            December 31,                 December 31,                 December 31,
                  ----------------------------- ----------------------------- -----------------------------
                                            %                             %                             %
                     2001      2000      Change    2001      2000      Change    2001      2000      Change
                    -------   -------   -------  --------   -------   -------   -------   -------   -------
PROPERTY REVENUES
-----------------
RENTAL INCOME
-------------
 Same Store
  Communities (1)  $ 21,237    21,096      0.7%    18,701    19,083     -2.0%    39,937    40,178     -0.6%
 New Communities (2)    471       479               5,536     5,658     -2.2%     6,007     6,137     -2.1%
 Development
  and/or Lease-up
  Communities (3)      --        --                 3,611     1,635               3,611     1,635
 Acquisition
  Communities (4)     5,147     1,754               9,461     6,207              14,608     7,961
 Communities Sold/
  Contributed to
  Ventures (5)            1     3,155                 801     2,278                 802     5,433
                   --------   -------    ------  --------   -------    ------  --------   -------    ------
    Total          $ 26,855    26,483      1.4%    38,110    34,862      9.3%    64,966    61,345      5.9%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======
OTHER REVENUES
--------------
 Same Store
  Communities      $  1,304     1,191      9.6%     1,271     1,160      9.6%     2,576     2,351      9.6%
 New Communities         18        26                 477       400     19.5%       496       425     16.5%
 Development
  and/or Lease-up
  Communities          --        --                   296       138                 296       138
 Acquisition
  Communities           383       113                 608       356                 990       470
 Communities Sold/
  Contributed to
  Ventures                3       178                  55       150                  58       328
                   --------   -------    ------  --------   -------    ------  --------   -------    ------
    Total          $  1,708     1,507     13.4%     2,708     2,205     22.8%     4,416     3,712     19.0%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED
Unaudited - Dollars in thousands except per share data


                           WHOLLY-OWNED            CO-INVESTMENTS AT 100%           COMBINED AT 100%
                  ----------------------------- ----------------------------- -----------------------------
                        Three Months Ended           Three Months Ended            Three Months Ended
                            December 31,                 December 31,                 December 31,
                  ----------------------------- ----------------------------- -----------------------------
                                            %                             %                             %
                     2001      2000      Change    2001      2000      Change    2001      2000      Change
                    -------   -------   -------  --------   -------   -------   -------   -------   -------
TOTAL PROPERTY
REVENUES
--------------
 Same Store
  Communities      $ 22,541    22,286      1.1%    19,972    20,243     -1.3%    42,513    42,529      0.0%
 New Communities        489       505     -3.2%     6,014     6,058     -0.7%     6,503     6,563     -0.9%
 Development
  and/or Lease-up
  Communities          --        --                 3,908     1,773               3,908     1,773
 Acquisition
  Communities         5,530     1,867              10,068     6,564              15,598     8,431
 Communities Sold/
  Contributed to
  Ventures                4     3,333                 856     2,428                 860     5,761
                   --------   -------    ------  --------   -------    ------  --------   -------    ------
    Total          $ 28,563    27,990      2.0%    40,818    37,066     10.1%    69,382    65,057      6.6%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======
Company's share of
 Co-investment total
 revenues                                          12,922    10,214     26.5%
                                                 ========  ========    ======
TOTAL OPERATING
EXPENSES
---------------
 Same Store
  Communities      $  8,312     8,452     -1.7%     7,044     7,685     -8.3%    15,356    16,137     -4.8%
 New Communities        188       107     76.2%     2,319     2,098     10.5%     2,507     2,205     13.7%
 Development
  and/or Lease-up
  Communities          --        --                 1,520       844               1,520       844
 Acquisition
  Communities         2,206       676               3,839     2,404               6,045     3,080
 Communities Sold/
  Contributed to
  Ventures               12     1,353                 294       698                 306     2,051
                   --------   -------    ------  --------   -------    ------  --------   -------    ------
    Total          $ 10,717    10,587      1.2%    15,016    13,730      9.4%    25,734    24,317      5.8%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED
Unaudited - Dollars in thousands except per share data


                           WHOLLY-OWNED            CO-INVESTMENTS AT 100%           COMBINED AT 100%
                  ----------------------------- ----------------------------- -----------------------------
                        Three Months Ended           Three Months Ended            Three Months Ended
                            December 31,                 December 31,                 December 31,
                  ----------------------------- ----------------------------- -----------------------------
                                            %                             %                             %
                     2001      2000      Change    2001      2000      Change    2001      2000      Change
                    -------   -------   -------  --------   -------   -------   -------   -------   -------
Company's share of
 Co-investment total
 operating expenses                                 4,427     3,747     18.2%
                                                 ========  ========    ======

PROPERTY EBITDA
---------------
 Same Store
  Communities      $ 14,229    13,834      2.9%    12,928    12,558      2.9%    27,157    26,392      2.9%
 New Communities        301       398    -24.4%     3,695     3,960     -6.7%     3,996     4,358     -8.3%
 Development
  and/or Lease-Up
  Communities          --        --                 2,388       929               2,388       929
 Acquisition
  Communities         3,324     1,190               6,230     4,160               9,554     5,351
 Communities Sold/
  Contributed to
  Ventures              (8)     1,980                 562     1,730                 554     3,710
                   --------   -------    ------  --------   -------    ------  --------   -------    ------
    Total          $ 17,846    17,403      2.5%    25,802    23,337     10.6%    43,648    40,740      7.1%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======
Company's share of
Co-investment EBITDA                                9,097     7,725     17.8%     9,097     7,725     17.8%
                                                 ========  ========    ======  ========   =======    ======

Percent of Co-investment
EBITDA                                                35%       33%                 21%       19%
                                                 ========  ========            ========   =======


  (1)   Stabilized Communities at 1/1/2000.
  (2)   Development Communities stabilized after 1/1/2000 but before 1/1/2001.
  (3)   Development Communities not yet stabilized.
  (4)   Stabilized Communities acquired after 1/1/2000.
  (5)   Communities sold or contributed to co-investment ventures.


AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA


                           WHOLLY-OWNED            CO-INVESTMENTS AT 100%           COMBINED AT 100%
                  ----------------------------- ----------------------------- -----------------------------
                            Year Ended                   Year Ended                   Year Ended
                            December 31,                 December 31,                 December 31,
                  ----------------------------- ----------------------------- -----------------------------
                                            %                             %                             %
                     2001      2000      Change    2001      2000      Change    2001      2000      Change
                    -------   -------   -------  --------   -------   -------   -------   -------   -------
PROPERTY REVENUES
-----------------
RENTAL INCOME
-------------
 Same Store
  Communities (1)  $ 85,874    83,469      2.9%    76,394    75,951      0.6%   162,268   159,421      1.8%
 New Communities (2)  1,900     1,191     59.5%    23,110    14,917     54.9%    25,010    16,108     55.3%
 Development
  and/or Lease-up
  Communities (3)      --        --                11,475     2,795    310.6%    11,475     2,795
 Acquisition
  Communities (4)    15,964     6,386    150.0%    37,436    14,568    157.0%    53,400    20,954
 Communities Sold/
  Contributed to
  Ventures (5)        4,210    15,317    -72.5%     6,652    10,954    -39.3%    10,862    26,272
                   --------   -------    ------  --------  --------    ------  --------   -------    ------
    Total          $107,947   106,364      1.5%   155,067   119,184     30.1%   263,015   225,548     16.6%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======
OTHER REVENUES
--------------
 Same Store
  Communities      $  5,420     5,129      5.7%     4,961     4,852      2.2%    10,380     9,981      4.0%
 New Communities         83        82      1.5%     1,799     1,260     42.8%     1,882     1,341     40.3%
 Development
  and/or Lease-up
  Communities          --        --                   957       316    203.1%       957       316
 Acquisition
  Communities         1,114       353    216.0%     2,388       854    179.5%     3,502     1,207
 Communities Sold/
  Contributed to
  Ventures              278       962    -71.1%       450       687    -34.6%       727     1,649
                   --------   -------    ------  --------  --------    ------  --------   -------    ------
    Total          $  6,895     6,525      5.7%    10,554     7,969     32.4%    17,448    14,494     20.4%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED
Unaudited - Dollars in thousands except per share data


                           WHOLLY-OWNED            CO-INVESTMENTS AT 100%           COMBINED AT 100%
                  ----------------------------- ----------------------------- -----------------------------
                            Year Ended                   Year Ended                   Year Ended
                            December 31,                 December 31,                 December 31,
                  ----------------------------- ----------------------------- -----------------------------
                                            %                             %                             %
                     2001      2000      Change    2001      2000      Change    2001      2000      Change
                    -------   -------   -------  --------   -------   -------   -------   -------   -------
TOTAL PROPERTY
REVENUES
--------------
 Same Store
  Communities      $ 91,293    88,598      3.0%    81,355    80,803      0.7%   172,648   169,401      1.9%
 New Communities      1,983     1,273     55.8%    24,909    16,176     54.0%    26,892    17,449     54.1%
 Development
  and/or Lease-up
  Communities          --        --                12,432     3,110    299.7%    12,432     3,110
 Acquisition
  Communities        17,078     6,739    153.4%    39,824    15,422    158.2%    56,902    22,161
 Communities Sold/
  Contributed to
  Ventures            4,488    16,279    -72.4%     7,102    11,642    -39.0%    11,589    27,921
                   --------   -------    ------  --------  --------    ------  --------   -------    ------
    Total          $114,842   112,889      1.7%   165,621   127,153     30.3%   280,463   240,042     16.8%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======
Company's share of
 Co-investment total
 revenues                                          52,768    36,777     43.5%
                                                 ========  ========    ======
TOTAL OPERATING
EXPENSES
---------------
 Same Store
  Communities      $ 35,425    33,842      4.7%    31,052    30,254      2.6%    66,477    64,096      3.7%
 New Communities        775       601     28.8%     9,117     7,454     22.3%     9,891     8,056     22.8%
 Development
  and/or Lease-up
  Communities          --        --                 5,353     1,804    196.7%     5,353     1,804
 Acquisition
  Communities         7,030     2,543    176.4%    15,625     5,772    170.7%    22,655     8,315
 Communities Sold/
  Contributed to
  Ventures            1,976     6,402    -69.1%     2,347     3,660    -35.9%     4,323    10,061
                   --------   -------    ------  --------  --------    ------  --------   -------    ------
    Total          $ 45,205    43,388      4.2%    63,493    48,944     29.7%   108,698    92,333     17.7%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED
Unaudited - Dollars in thousands except per share data


                           WHOLLY-OWNED            CO-INVESTMENTS AT 100%           COMBINED AT 100%
                  ----------------------------- ----------------------------- -----------------------------
                            Year Ended                   Year Ended                   Year Ended
                            December 31,                 December 31,                 December 31,
                  ----------------------------- ----------------------------- -----------------------------
                                            %                             %                             %
                     2001      2000      Change    2001      2000      Change    2001      2000      Change
                    -------   -------   -------  --------   -------   -------   -------   -------   -------
Company's share of
 Co-investment total
 operating expenses                                18,951    13,916     36.2%
                                                 ========  ========    ======

PROPERTY EBITDA
---------------
 Same Store
  Communities      $ 55,868    54,756      2.0%    50,303    50,548     -0.5%   106,172   105,305      0.8%
 New Communities      1,208       671     80.0%    15,792     8,722     81.1%    17,000     9,393     81.0%
 Development
  and/or Lease-Up
  Communities          --        --                 7,079     1,306    441.8%     7,079     1,306
 Acquisition
  Communities        10,048     4,195    139.5%    24,199     9,650    150.8%    34,247    13,845
 Communities Sold/
  Contributed to
  Ventures            2,512     9,877    -74.6%     4,755     7,982    -40.4%     7,267    17,859
                   --------   -------    ------  --------  --------    ------  --------   -------    ------
    Total          $ 69,637    69,500      0.2%   102,128    78,209     30.6%   171,765   147,709     16.3%
                   ========   =======    ======  ========  ========    ======  ========   =======    ======
Company's share of
Co-investment EBITDA                               35,879    25,081     43.1%    35,879    25,081     43.1%
                                                 ========  ========    ======  ========   =======    ======

Percent of Co-investment
EBITDA                                                35%       32%                 21%       17%
                                                 ========  ========            ========   =======


  (1)   Stabilized Communities at 1/1/2000.
  (2)   Development Communities stabilized after 1/1/2000 but before 1/1/2001.
  (3)   Development Communities not yet stabilized.
  (4)   Stabilized Communities acquired after 1/1/2000.
  (5)   Communities sold or contributed to co-investment ventures.


AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of December 31, 2001

                                                                             Approximate
                                                                               Rentable        Average
                                                   Year          Number         Area          Unit Size
                      Location                   Completed       of Units      (Sq Ft)         (Sq ft)
                      --------                   ---------       --------    -----------      ---------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT. WORTH
----------------
AMLI:
 at Bent Tree         Dallas, TX                 1996/2000            500        481,682            963
 at Bishop's Gate     West Plano, TX                  1997            266        292,094          1,098
 at Chase Oaks        Plano, TX                       1986            250        193,736            775
 at Gleneagles        Dallas, TX                     87/97            590        520,357            882
 on the Green         Ft. Worth, TX                  90/93            424        358,560            846
 at Nantucket         Dallas, TX                      1986            312        222,208            712
 of North Dallas      Dallas, TX                     85/86          1,032        906,808            879
 at Stonebridge Ranch McKinney, TX                    2001            250        214,348            857
 at Shadow Ridge      Dallas, TX                      2001            222        218,309            983
 at Valley Ranch      Irving, TX                      1985            460        389,940            848
                                                                   ------      ---------        -------
  Subtotal - Dallas/Ft. Worth, TX                                   4,306      3,798,042            882
                                                                   ------      ---------        -------
ATLANTA, GA
-----------
AMLI:
 at Clairmont         Atlanta, GA                     1988            288        229,335            796
 at Killian Farms     Snellville, GA                  1999            256        262,785          1,027
 at Park Creek        Gainesville, GA                 1998            200        195,146            976
 at Spring Creek      Dunwoody, GA             85/86/87/89          1,180      1,080,568            916
 at Vinings           Atlanta, GA                     1985            360        374,240          1,040
 at West Paces        Atlanta, GA                     1992            337        353,700          1,050
 at Towne Creek       Gainesville, GA                 1989            150        121,722            811
                                                                   ------      ---------         ------
    Subtotal - Atlanta, GA                                          2,771      2,617,496            945
                                                                   ------      ---------         ------




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2001

                                                                             Approximate
                                                                               Rentable        Average
                                                   Year          Number         Area          Unit Size
                      Location                   Completed       of Units      (Sq Ft)         (Sq ft)
                      --------                   ---------       --------    -----------      ---------
AUSTIN, TX
----------
AMLI:
 in Great Hills       Austin, TX                      1985            344        257,984            750
 at Lantana Ridge     Austin, TX                      1997            354        311,857            881
 at StoneHollow       Austin, TX                      1997            606        524,660            866
                                                                   ------     ----------          -----
    Subtotal - Austin, TX                                           1,304      1,094,501            839
                                                                   ------     ----------          -----
KANSAS CITY
-----------
AMLI:
 at Centennial        Overland Park, KS               1998            170        204,858          1,205
 at Lexington Farms   Overland Park, KS               1998            404        392,693            972
 at Regents Center    Overland Park, KS           91/95/97            424        398,674            940
 at Town Center       Overland Park, KS               1997            156        176,914          1,134
                                                                   ------     ----------          -----
    Subtotal - Kansas City                                          1,154      1,173,139          1,017
                                                                   ------     ----------          -----
INDIANAPOLIS, IN
----------------
AMLI:
 at Conner Farms      Indianapolis, IN                1993            300        327,396          1,091
 at Eagle Creek       Indianapolis, IN                1998            240        233,432            973
 at Riverbend         Indianapolis, IN               83/85            996        820,712            824
                                                                   ------     ----------          -----
    Subtotal - Indianapolis, IN                                     1,536      1,381,540            899
                                                                   ------     ----------          -----




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2001
                                                                             Approximate
                                                                               Rentable        Average
                                                   Year          Number         Area          Unit Size
                      Location                   Completed       of Units      (Sq Ft)         (Sq ft)
                      --------                   ---------       --------    -----------      ---------

CHICAGO, IL
-----------
AMLI:
 at Poplar Creek      Schaumburg, IL                  1985            196        177,630            906
                                                                   ------     ----------          -----
    Subtotal - Chicago, IL                                            196        177,630            906
                                                                   ------     ----------          -----

HOUSTON, TX
-----------
AMLI:
 at Medical Center    Houston, TX                     2001            334        321,388            962
 at Western Ridge     Houston, TX                     2000            318        289,612            911
                                                                   ------     ----------          -----
    Subtotal - Houston, TX                                            652        611,000            937
                                                                   ------     ----------          -----

DENVER, CO
----------
AMLI:
 at Gateway           Denver, CO                      2000            328        294,926            899
                                                                   ------     ----------          -----
    Subtotal - Denver, CO                                             328        294,926            899
                                                                   ------     ----------          -----

TOTAL WHOLLY OWNED PROPERTIES                                      12,247     11,148,274            910
                                                                   ======     ==========          =====




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2001

                            Quarter Ended                                Year Ended
                          December 31, 2001       Quarter Ended       December 31, 2000      Year Ended
                        Average Rental Rates       Dec 31, 2001     Average Rental Rates    Dec 31, 2001
                      -------------------------        Avg.       ------------------------       Avg.
                        Per Unit    Per Sq. Ft.     Occupancy      Per Unit    Per Sq. Ft.    Occupancy
                        --------    -----------    ------------    --------    -----------  ------------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT. WORTH
----------------
AMLI:
 at Bent Tree                883           0.92           88.9%         865           0.90         91.5%
 at Bishop's Gate          1,051           0.96           90.6%       1,027           0.93         91.4%
 at Chase Oaks               734           0.95           90.0%         724           0.93         93.6%
 at Gleneagles               754           0.85           88.8%         741           0.84         92.5%
 on the Green                738           0.87           90.2%         723           0.86         91.5%
 at Nantucket                605           0.85           92.1%         600           0.84         92.4%
 of North Dallas             719           0.82           91.4%         715           0.81         93.1%
 at Stonebridge Ranch        775           0.90            0.0%         728           0.85         91.8%
 at Shadow Ridge             975           0.99           74.9%       1,025           1.04         76.3%
 at Valley Ranch             751           0.89           91.5%         752           0.89         93.3%
                           -----          -----           -----       -----          -----         -----
  Subtotal -
    Dallas/Ft. Worth, TX     778           0.88           84.4%         769           0.87         91.6%
                           -----          -----           -----       -----          -----         -----
ATLANTA, GA
-----------
AMLI:
 at Clairmont                842           1.06           92.0%         848           1.06         92.2%
 at Killian Farms            863           0.84           89.4%         854           0.83         94.1%
 at Park Creek               777           0.80           83.4%         794           0.81         90.6%
 at Spring Creek             810           0.88           90.0%         809           0.88         92.1%
 at Vinings                  883           0.85           89.0%         879           0.85         93.5%
 at West Paces               965           0.92           93.5%         952           0.91         92.6%
 at Towne Creek              646           0.80           90.4%         652           0.80         90.8%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
     Atlanta, GA             835           0.88           90.0%         834           0.88         92.4%
                           -----          -----           -----       -----          -----         -----




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2001

                            Quarter Ended                                Year Ended
                          December 31, 2001       Quarter Ended       December 31, 2000      Year Ended
                        Average Rental Rates       Dec 31, 2001     Average Rental Rates    Dec 31, 2001
                      -------------------------        Avg.       ------------------------       Avg.
                        Per Unit    Per Sq. Ft.     Occupancy      Per Unit    Per Sq. Ft.    Occupancy
                        --------    -----------    ------------    --------    -----------  ------------
AUSTIN, TX
----------
AMLI:
 in Great Hills              768           1.02           90.6%         788           1.05         90.8%
 at Lantana Ridge            921           1.05           89.5%         919           1.04         91.9%
 at StoneHollow              829           0.96           93.7%         856           0.99         91.0%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
      Austin, TX             838           1.00           91.7%         855           1.02         91.2%
                           -----          -----           -----       -----          -----         -----
KANSAS CITY
-----------
AMLI:
 at Centennial             1,019           0.85           92.0%         988           0.82         90.5%
 at Lexington Farms          786           0.81           90.5%         791           0.81         91.3%
 at Regents Center           761           0.81           92.0%         761           0.81         91.7%
 at Town Center              964           0.85           91.5%         940           0.83         89.3%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
      Kansas City            835           0.82           91.4%         829           0.82         91.1%
                           -----          -----           -----       -----          -----         -----
INDIANAPOLIS, IN
----------------
AMLI:
 at Conner Farms             848           0.78           91.4%         848           0.78         91.3%
 at Eagle Creek              805           0.83           89.0%         806           0.83         92.4%
 at Riverbend                641           0.78           89.3%         635           0.77         88.0%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
      Indianapolis, IN       707           0.79           89.7%         703           0.78         89.3%
                           -----          -----           -----       -----          -----         -----




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2001

                            Quarter Ended                                Year Ended
                          December 31, 2001       Quarter Ended       December 31, 2000      Year Ended
                        Average Rental Rates       Dec 31, 2001     Average Rental Rates    Dec 31, 2001
                      -------------------------        Avg.       ------------------------       Avg.
                        Per Unit    Per Sq. Ft.     Occupancy      Per Unit    Per Sq. Ft.    Occupancy
                        --------    -----------    ------------    --------    -----------  ------------
CHICAGO, IL
-----------
AMLI:
 at Poplar Creek           1,084           1.20           91.4%       1,087           1.20         95.0%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
      Chicago, IL          1,084           1.20           91.4%       1,087           1.20         95.0%
                           -----          -----           -----       -----          -----         -----

HOUSTON, TX
-----------
AMLI:
 at Medical Center           949           0.99           94.7%         919           0.95         95.4%
 at Western Ridge            897           0.99           94.0%         853           0.94         92.4%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
      Houston, TX            924           0.99           94.4%         886           0.95         93.9%
                           -----          -----           -----       -----          -----         -----

DENVER, CO
----------
AMLI:
 at Gateway                  922           1.03           85.8%         932           1.04         89.0%
                           -----          -----           -----       -----          -----         -----
    Subtotal -
      Denver, CO             922           1.03           85.8%         932           1.04         89.0%
                           -----          -----           -----       -----          -----         -----

TOTAL WHOLLY OWNED
 PROPERTIES                $ 810           0.89           88.5%         806           0.89         91.5%
                           =====          =====           =====       =====          =====         =====

AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2001

                                                                             Approximate
                                                                               Rentable        Average
                                                   Year          Number         Area          Unit Size
                      Location                   Completed       of Units      (Sq Ft)         (Sq ft)
                      --------                   ---------       --------    -----------      ---------
CO-INVESTMENT
PROPERTIES
------------

ATLANTA, GA
-----------
AMLI:
 at Barrett Lakes     Cobb County, GA                 1997            446        462,368          1,037
 at River Park        Norcross, GA                    1997            222        226,632          1,021
 at Willeo Creek      Roswell, GA                     1989            242        297,302          1,229
 at Northwinds        Alpharetta, GA                  1999            800        818,432          1,023
 at Park Bridge       Alpharetta, GA                  2000            352        356,123          1,012
 at Windward Park     Alpharetta, GA                  1999            328        354,900          1,082
 Lost Mountain        Dunwoody, GA                    2000            164        157,142            958
 at Peachtree City    Dunwoody, GA                    1998            312        305,756            980
                                                                   ------      ---------         ------
                                                                    2,866      2,978,655          1,039
                                                                   ------      ---------         ------

CHICAGO, IL
-----------
AMLI:
 at Chevy Chase       Buffalo Grove, IL               1988            592        480,820            812
 at Danada            Wheaton, IL                    89/91            600        521,499            869
 at Fox Valley        Aurora, IL                      1998            272        269,237            990
 at Windbrooke        Buffalo Grove, IL               1987            236        213,160            903
 at St. Charles       St. Charles, IL                 2000            400        395,896            990
 at Oakhurst North    Aurora, IL                      2000            464        470,094          1,013
 at Osprey Lake       Waukegan, IL                 1997/99            483        453,150            938
                                                                   ------      ---------         ------
                                                                    3,047      2,803,856            920
                                                                   ------      ---------         ------





AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2001

                                                                             Approximate
                                                                               Rentable        Average
                                                   Year          Number         Area          Unit Size
                      Location                   Completed       of Units      (Sq Ft)         (Sq ft)
                      --------                   ---------       --------    -----------      ---------
KANSAS CITY
-----------
AMLI:
 at Regents Crest     Overland Park, KS          1997/2000            476        451,328            948
 Creekside            Overland Park, KS               2000            224        182,192            813
 at Wynnewood         Overland Park, KS               2000            232        236,058          1,017
 at Summit Ridge      Lee's Summit, MO                2001            432        411,276            952
                                                                   ------      ---------         ------
                                                                    1,364      1,280,854            939
                                                                   ------      ---------         ------

DALLAS/FT. WORTH
----------------
AMLI:
 at Deerfield         Ft. Worth, TX                   1999            240        238,972            996
 at Fossil Creek      Ft. Worth, TX                   1998            384        384,358          1,001
 at Oakbend           Lewisville, TX                  1997            426        382,690            898
 on the Parkway       Dallas, TX                      1999            240        225,248            939
 at Prestonwood
  Hills               Dallas, TX                      1997            272        245,696            903
 on Timberglen        Dallas, TX                      1985            260        201,198            774
 at Verandah          Arlington, TX                  86/91            538        394,304            733
 on Frankford         Dallas, TX                      1998            582        517,344            889
 at Breckinridge
  Point               Richardson, TX                  1999            440        467,934          1,063
                                                                   ------     ----------         ------
                                                                    3,382      3,057,744            904
                                                                   ------     ----------         ------




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2001                                                                     Approximate
                                                                               Rentable        Average
                                                   Year          Number         Area          Unit Size
                      Location                   Completed       of Units      (Sq Ft)         (Sq ft)
                      --------                   ---------       --------    -----------      ---------
AUSTIN, TX
----------
AMLI:
 at Scofield Ridge    Austin, TX                      2000            487        433,077            889
 at Monterey Oaks     Austin, TX                      2000            430        412,759            960
 at Wells Branch      Austin, TX                      1999            576        554,582            963
                                                                   ------     ----------         ------
                                                                    1,493      1,400,418            938
                                                                   ------     ----------         ------
HOUSTON, TX
-----------
AMLI:
 at Champions
  Centre              Houston, TX                     1994            192        164,480            857
 at Champions Park    Houston, TX                     1991            246        221,986            902
 at Greenwood Forest  Houston, TX                     1995            316        310,844            984
 Towne Square         Houston, TX                     1999            380        314,292            827
 Midtown              Houston, TX                     1998            419        368,818            880
                                                                   ------     ----------         ------
                                                                    1,553      1,380,420            889
                                                                   ------     ----------         ------
INDIANAPOLIS, IN
----------------
AMLI:
 at Lake Clearwater   Indianapolis, IN                2000            216        218,006          1,009
 at Castle Creek      Indianapolis, IN                2000            276        269,904            978
 on Spring Mill       Carmel, IN                      1999            400        406,640          1,017
                                                                   ------     ----------         ------
                                                                      892        894,550          1,003
                                                                   ------     ----------         ------
DENVER, CO
----------
AMLI:
 at Lowry Estates     Denver, CO                      2000            414        392,208            947
                                                                   ------     ----------         ------
                                                                      414        392,208            947
                                                                   ------     ----------         ------
TOTAL CO-INVESTMENT
 PROPERTIES                                                        15,011     14,188,705            945
                                                                   ======     ==========         ======
TOTAL WHOLLY OWNED AND
 CO-INVESTMENT PROPERTIES                                          27,258     25,336,979            930
                                                                   ======     ==========         ======

AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2001

                            Quarter Ended                                Year Ended
                          December 31, 2001       Quarter Ended       December 31, 2001      Year Ended
                        Average Rental Rates       Dec 31, 2001     Average Rental Rates    Dec 31, 2001
                      -------------------------        Avg.       ------------------------       Avg.
                        Per Unit    Per Sq. Ft.     Occupancy      Per Unit    Per Sq. Ft.    Occupancy
                        --------    -----------    ------------    --------    -----------  ------------

CO-INVESTMENT
PROPERTIES
------------

ATLANTA, GA
-----------
AMLI:
 at Barrett Lakes            892           0.86           86.5%         893           0.86         92.9%
 at River Park               974           0.95           90.6%         981           0.96         92.3%
 at Willeo Creek             912           0.74           88.4%         912           0.74         92.8%
 at Northwinds               950           0.93           92.9%         946           0.92         93.9%
 at Park Bridge              928           0.92           92.0%         909           0.90         93.0%
 at Windward Park            918           0.85           85.0%         915           0.85         89.4%
 Lost Mountain               795           0.83           88.1%         795           0.83         93.4%
 at Peachtree City           945           0.96           90.3%         964           0.98         92.8%
                          ------          -----          ------      ------          -----        ------
                             924           0.89           89.8%         923           0.89         92.8%
                          ------          -----          ------      ------          -----        ------

CHICAGO, IL
-----------
AMLI:
 at Chevy Chase            1,117           1.38           87.2%       1,107           1.36         92.9%
 at Danada                 1,050           1.21           85.4%       1,051           1.21         93.6%
 at Fox Valley             1,034           1.04           84.7%       1,012           1.02         92.0%
 at Windbrooke             1,170           1.30           90.0%       1,148           1.27         95.7%
 at St. Charles            1,091           1.10           84.0%       1,117           1.13         88.0%
 at Oakhurst North         1,038           1.03           81.6%       1,012           1.00         89.0%
 at Osprey Lake            1,012           1.08           94.7%       1,011           1.08         91.9%
                          ------          -----          ------      ------          -----        ------
                           1,069           1.16           86.8%       1,062           1.15         91.8%
                          ------          -----          ------      ------          -----        ------





AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2001

                            Quarter Ended                                Year Ended
                          December 31, 2001       Quarter Ended       December 31, 2001      Year Ended
                        Average Rental Rates       Dec 31, 2001     Average Rental Rates    Dec 31, 2001
                      -------------------------        Avg.       ------------------------       Avg.
                        Per Unit    Per Sq. Ft.     Occupancy      Per Unit    Per Sq. Ft.    Occupancy
                        --------    -----------    ------------    --------    -----------  ------------
KANSAS CITY
-----------
AMLI:
 at Regents Crest            752           0.79           87.8%         764           0.81         88.9%
 Creekside                   794           0.98           91.1%         801           0.98         91.5%
 at Wynnewood                918           0.90           88.9%         918           0.90         89.7%
 at Summit Ridge             781           0.82           88.6%         762           0.80         74.4%
                          ------          -----          ------      ------          -----        ------
                             797           0.85           88.8%         795           0.85         84.8%
                          ------          -----          ------      ------          -----        ------

DALLAS/FT. WORTH
----------------
AMLI:
 at Deerfield                886           0.89           89.9%         869           0.87         90.5%
 at Fossil Creek             868           0.87           89.8%         852           0.85         92.6%
 at Oakbend                  791           0.88           88.2%         775           0.86         92.2%
 on the Parkway              881           0.94           92.6%         870           0.93         89.9%
 at Prestonwood
  Hills                      895           0.99           90.4%         866           0.96         93.8%
 on Timberglen               656           0.85           93.2%         646           0.83         93.9%
 at Verandah                 705           0.96           93.7%         702           0.96         92.3%
 on Frankford                892           1.00           91.8%         886           1.00         94.0%
 at Breckinridge
  Point                      936           0.88           85.3%         930           0.87         90.0%
                          ------          -----          ------      ------          -----        ------
                             833           0.92           90.5%         822           0.91         92.3%
                          ------          -----          ------      ------          -----        ------





AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of December 31, 2001     Quarter Ended                                Year Ended
                          December 31, 2001       Quarter Ended       December 31, 2001      Year Ended
                        Average Rental Rates       Dec 31, 2001     Average Rental Rates    Dec 31, 2001
                      -------------------------        Avg.       ------------------------       Avg.
                        Per Unit    Per Sq. Ft.     Occupancy      Per Unit    Per Sq. Ft.    Occupancy
                        --------    -----------    ------------    --------    -----------  ------------
AUSTIN, TX
----------
AMLI:
 at Scofield Ridge           863           0.97           88.2%         904           1.02         88.8%
 at Monterey Oaks            956           1.00           91.4%         966           1.01         92.6%
 at Wells Branch             859           0.89           89.9%         884           0.92         85.2%
                          ------          -----          ------      ------          -----        ------
                             888           0.95           89.8%         914           0.97         88.5%
                          ------          -----          ------      ------          -----        ------
HOUSTON, TX
-----------
AMLI:
 at Champions Centre         738           0.86           95.2%         717           0.84         92.7%
 at Champions Park           723           0.80           94.1%         708           0.78         91.7%
 at Greenwood Forest         771           0.78           92.8%         759           0.77         91.3%
 Towne Square              1,011           1.22           94.9%         976           1.18         95.4%
 Midtown                   1,097           1.25           96.3%       1,058           1.20         97.1%
                          ------          -----          ------      ------          -----        ------
                             906           1.02           94.8%         879           0.99         94.1%
                          ------          -----          ------      ------          -----        ------
INDIANAPOLIS, IN
----------------
AMLI:
 at Lake Clearwater          896           0.89           89.1%         896           0.89         92.8%
 at Castle Creek             855           0.87           91.2%         863           0.88         91.2%
 on Spring Mill              813           0.80           80.3%         836           0.82         79.5%
                          ------          -----          ------      ------          -----        ------
                             846           0.84           85.8%         859           0.86         86.3%
                          ------          -----          ------      ------          -----        ------
DENVER, CO
----------
AMLI:
 at Lowry Estates          1,123           1.19           91.0%       1,125           1.19         88.8%
                          ------          -----          ------      ------          -----        ------
                           1,123           1.19           91.0%       1,125           1.19         88.8%
                          ------          -----          ------      ------          -----        ------
TOTAL CO-INVESTMENT
 PROPERTIES               $  917           0.97           89.6%         913           0.97         91.0%
                          ======          =====          ======      ======          =====        ======
TOTAL WHOLLY OWNED AND
 CO-INVESTMENT PROPERTIES $  869           0.93           89.1%         865           0.93         91.2%
                          ======          =====          ======      ======          =====        ======

                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                            DEVELOPMENT ACTIVITIES
                                              Fourth Quarter 2001
                                                Construc-                               Percent   Percent
                                                  tion      First     Comple- Stabili- Construc-  Leased
Community        Number    Costs     Percent      Start     Units      tion   zation     tion      as of
Name            of Units (millions) Ownership     Date     Occupied    Date    Date     Complete  1/27/02
----------      -------- ---------- ---------   ---------  --------   ------- -------- ---------  -------
Under Construc-
tion and/or In
Initial Lease Up
----------------
ATLANTA, GEORGIA
----------------
AMLI
 at Mill Creek       400     $ 27.1       25%       3Q/99     3Q/00     4Q/01    2Q/02      100%      90%
 at Milton Park      461     $ 35.0       25%       4Q/00     1Q/02     1Q/03    4Q/03       30%       na
 at Kedron Village
  (Peachtree City)   216     $ 20.2       20%       3Q/00     3Q/01     1Q/02    4Q/02       79%      19%
 at Barrett Walk     310     $ 22.5       25%       4Q/01     4Q/02     4Q/03    1Q/04        1%       na

HOUSTON, TEXAS
--------------
AMLI
 at Kings Harbour    300     $ 19.8       25%       2Q/00     1Q/01     4Q/01    3Q/02      100%      62%

OVERLAND PARK,
KANSAS
--------------
AMLI
 at Cambridge Square 408     $ 32.2       30%       3Q/00     3Q/01     2Q/02    2Q/03       79%      24%

INDIANAPOLIS,
INDIANA
-------------
AMLI
 at Carmel City
   Center            322     $ 28.4      100%       2Q/01     2Q/02     2Q/03    3Q/03       23%       na

WOODRIDGE,
ILLINOIS
----------
AMLI
 at Seven Bridges    520     $ 82.2       20%       3Q/01     4Q/02     4Q/03    4Q/04       14%       na
                   -----     ------
TOTAL              2,937     $267.4
                   =====     ======

                   AMLI RESIDENTIAL PROPERTIES TRUST

PLANNING STAGES

                                     Number
Community Name                      of Units
--------------                     ----------

INDIANAPOLIS, IN
----------------
AMLI
 at Prairie Lakes                         228
 at Prairie Lakes (phases II-IV)        1,100

AUSTIN, TX
----------
AMLI
 at Anderson Mill                         520
 Downtown Austin - Block 20               220
 Parmer Park                              480

DALLAS/FT WORTH, TX
-------------------
AMLI
 at Mesa Ridge (Fossil Creek II)          460
 Fossil Lake                              324
 Fossil Creek IV-A                        240
 at Vista Ridge                           340

HOUSTON, TX
-----------
AMLI
 at Champions II                          288

OVERLAND PARK, KS
-----------------
AMLI
 at Westwood Ridge                        428
 at Lexington Farms Phase II              104



The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. The projections contained in the table above that are not historical facts are forward-looking statements. Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include: development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.